Exhibit 4.1

ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#
COMMON STOCK
PAR VALUE $1.00
Certificate Number
ZQ00000000
THIS CERTIFIES THAT
is the owner of
GUARANTY BANCSHARES, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND
COLLEGE STATION, TX
CUSIP 400764 10 6
SEE REVERSE FOR CERTAIN DEFINITIONS
FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
Guaranty Bancshares, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Formation, as amended, and the Bylaws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
DATED DD-MMM-YYYY
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,
By
AUTHORIZED SIGNATURE
PO BOX 43004, Providence, RI 02940-3004
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
CUSIP XXXXXX XX X
Holder ID XXXXXXXXXX
Insurance Value 1,000,000.00
Number of Shares 123456
DTC 12345678 123456789012345
Certificate Numbers
1234567890/1234567890
1234567890/1234567890
1234567890/1234567890
1234567890/1234567890
1234567890/1234567890
1234567890/1234567890
Total Transaction
Num/No.
123456
Denom.
123456
Total
1234567
Chairman of the Board, Chief Executive Officer
Corporate Secretary
the facsimile
BANCS
Y HA
T PO
N OR R R
C AT E
R A IN E S
A I
U N C
G .
1990
TEXAS

.

GUARANTY BANCSHARES, INC.
THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF FORMATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian
(Cust) (Minor)
TEN ENT - as tenants by the entireties under Uniform Gifts to Minors Act
(State)
JT TEN - as joint tenants with right of survivorship UNIF TRF MIN ACT - Custodian (until age )
and not as tenants in common (Cust)
under Uniform Transfers to Minors Act
(Minor) (State)
Additional abbreviations may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, hereby sell, assign and transfer unto
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
Shares of the common shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Incorporate with full power of substitution in the premises.
Dated: 20
Signature:
Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.
Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.